Fulfillment expense	12 Months Ended
Dec. 31, 2021
Fulfillment expense
Fulfillment expense

24      Fulfillment expense

Fulfillment expense is comprised of the following:

	For the year ended December 31,
In thousands of USD	2019	2020	2021
Fulfillment staff costs	23,365	20,041	20,233
Fulfillment centers expense	5,507	4,136	4,978
Freight and shipping expense	57,761	54,937	63,484
Fulfillment expense	86,633	79,114	88,695

Fulfillment expense increased by 12.1% from USD 79.1 million in 2020 to USD 88.7 million in 2021, due to a 22% increase in orders, as the Group is continued generating fulfillment efficiencies leveraging our increased scale.